                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                  FORM 8-K/A

                          AMENDMENT NO. 1 TO FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) November 25, 1997



                          TRANSMONTAIGNE OIL COMPANY



                        Commission File Number 1-11763


             A Delaware Corporation    IRS Employer No. 06-1052062



                            370 Seventeenth Street
                                  Suite 2750
                               Denver, CO  80202
                        Telephone Number (303) 626-8200

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by TransMontaigne Oil Company on December 10, 1997 solely to add the financial statements of the business acquired, ITAPCO Terminal Corporations, as required by Item 7(a), and the pro forma financial information required by Item 7(b).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                            PAGE NO.

     (a)  Financial Statements of Business Acquired.

          Independent Auditors' Report....................................3

          Combined Balance Sheet, December 31, 1996.......................4

          Combined Statement of Earnings for the year ended
           December 31, 1996..............................................5

          Combined Statement of Stockholders' Equity for the year ended
           December 31, 1996..............................................6

          Combined Statement of Cash Flows for the year ended
           December 31, 1996..............................................7

          Notes to Combined Financial Statements..........................8

          Combined Balance Sheet, November 30, 1997 (Unaudited)..........12

          Combined Statements of Operations, eleven months ended
          November 30, 1997 and 1996 (Unaudited).........................13

          Combined Statements of Cash Flows, eleven months ended
          November 30, 1997 and 1996 (Unaudited).........................14

     (b)  Condensed Combined Pro Forma Financial Information.

          Introduction...................................................15

          Condensed Combined Pro Forma Balance Sheet, October 31, 1997
          (Unaudited)....................................................17

          Condensed Combined Pro Forma Statement of Operations,
          six months ended October 31, 1997 (Unaudited)..................18

          Condensed Combined Pro Forma Statement of Operations,
          year ended April 30, 1997 (Unaudited)..........................19

          Notes to Condensed Combined Pro Forma Financial Statements
          (Unaudited)....................................................20

     (c)  Exhibits. Previously provided on Form 8-K Current Report filed on
          December 10, 1997.





                          INDEPENDENT AUDITORS' REPORT



The Stockholders
Independent Terminal and Pipeline Companies
Houston, Texas


We have audited the accompanying Combined Balance Sheet of the Independent Terminal and Pipeline Companies as of December 31, 1996, and the related Combined Statements of Earnings, Stockholders' Equity, and Cash Flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Independent Terminal and Pipeline Companies as of December 31, 1996, and the combined results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
February 5, 1998

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
                             COMBINED BALANCE SHEET
                               DECEMBER 31, 1996



                ASSETS

CURRENT ASSETS
  Cash and cash equivalents             $    706,274
  Trade accounts receivable                  578,553
  Prepaid expenses and other                  42,368    $1,327,195
                                        ------------

PROPERTY, PLANT AND EQUIPMENT
  Land                                       580,102
  Plant and equipment                     16,772,192
  Accumulated depreciation               (13,020,161)    4,332,133
                                        ------------

OTHER ASSETS                                               121,805
                                                        ----------

                                                        $5,781,133
                                                        ==========


  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt  $    444,988
  Trade accounts payable                     304,753
  Loans from shareholders                    630,000
  Other liabilities                           51,225    $1,430,966
                                        ------------

LONG-TERM DEBT                                           1,274,840

STOCKHOLDERS' EQUITY
  Common stock                             1,135,000
  Retained earnings                        1,940,327     3,075,327
                                        ------------    ----------

                                                        $5,781,133
                                                        ==========

                See notes to combined financial statements.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
                         COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUE
  Terminaling service fees and storage                   $10,168,767

COSTS AND EXPENSES
  Direct operating expenses                $5,107,218
  Management fees                           1,215,394
  Depreciation and amortization             1,505,016      7,827,628
                                           ----------    -----------

OPERATING INCOME                                           2,341,139

OTHER INCOME (EXPENSES)
  Interest income                              39,850
  Interest expense                           (196,508)      (156,658)
                                           ----------    -----------

NET EARNINGS                                             $ 2,184,481
                                                         ===========


                  See notes to combined financial statements.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                  Common       Retained
                                   Stock       Earnings       TOTAL
                                -----------  ------------  ------------
BALANCE AT DECEMBER 31, 1995     $1,125,000  $ 1,855,846   $ 2,980,846

Issuance of common stock             10,000                     10,000

Net earnings                                   2,184,481     2,184,481

Cash distributions                            (2,100,000)   (2,100,000)
                                 ----------  -----------   -----------

BALANCE AT DECEMBER 31, 1996     $1,135,000  $ 1,940,327   $ 3,075,327
                                 ==========  ===========   ===========

                  See notes to combined financial statements.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES

  Net Earnings                                       $ 2,184,481
  Adjustments to reconcile net earnings to net cash
   provided by operating activities:
      Depreciation and amortization                    1,505,016
      Decrease (increase) in:
        Trade accounts receivable                        (93,172)
        Prepaid expenses and other                        16,107
      Increase (decrease) in:
        Trade accounts payable                           (94,939)
        Other liabilities                                 16,070
                                                     -----------

      Net Cash Provided by Operating Activities        3,533,563
                                                     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, plant and equipment          (1,336,224)
  Increase in other assets                              (104,769)
                                                     -----------

    Net Cash Used in Investing Activities             (1,440,993)
                                                     -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from bank notes payable                       825,000
  Proceeds from stockholder loans                        325,000
  Payments on bank notes payable                      (1,093,206)
  Payments on stockholder loans                          (30,000)
  Proceeds from issuance of common stock                  10,000
  Cash distributions to stockholders                  (2,100,000)
                                                     -----------

    Net Cash Used in Financing Activities             (2,063,206)
                                                     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                 29,364

Cash and Cash Equivalents - Beginning of Year            676,910
                                                     -----------

CASH AND CASH EQUIVALENTS - END OF YEAR              $   706,274
                                                     ===========

                  See notes to combined financial statements.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - ORGANIZATION AND BUSINESS

The Independent Terminal and Pipeline Companies (the Companies) were formed by a common group of investors for the purpose of leasing storage facilities throughout the Mid-Continent region of the United States for the receipt, storage and delivery of petroleum products owned or controlled by others. The companies included in the combined financial statements are the following:

  ITAPCO - Border Terminal, Inc.
  ITAPCO - Brownsville Terminal, Inc.
  ITAPCO - Evansville, Inc.
  ITAPCO - Greenville Terminal, Inc.
  ITAPCO - Greater Cincinnati Terminal, Inc.
  ITAPCO - Henderson Terminal, Inc.
  ITAPCO - Kentuckiana, Inc.
  ITAPCO - Louisville Terminal, Inc.
  ITAPCO - Midsouth Terminal, Inc. and its 50% owned affiliate, Ark City Tank
           Storage Company
  ITAPCO - Missouri Terminal, Inc.
  ITAPCO - Ohio Terminal, Inc.
  ITAPCO - Owensboro Terminal, Inc. and its 50% owned affiliate, ITAPCO -
           Owensboro Terminal Company
  ITAPCO - Paducah Terminal, Inc.
  ITAPCO - Riverway Terminal, Inc.
  ITAPCO - Tejano Terminal, Inc.
  ITAPCO - Wisconsin Terminal, Inc.

The business of the combined Companies is managed by Independent Terminal and Pipeline Company, a joint venture which received management fees in consideration of services rendered.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These combined financial statements are presented on the accrual basis of accounting in accordance with generally accepted accounting principles. Significant accounting principles followed by the Companies and the methods of applying those principles which materially affect the determination of financial position, results of operations and cash flows are summarized below:

 PRINCIPLES OF COMBINATION

 All intercompany transactions have been eliminated in combination.

 CASH AND CASH EQUIVALENTS

 The Companies consider all short-term investment with an original maturity of three months or less to be cash equivalents.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



 REVENUE RECOGNITION

 Revenue is recognized as services are rendered and storage fees are earned. Earnings are charged for a provision for doubtful accounts based upon a current review of collectibility.

 PROPERTY, PLANT AND EQUIPMENT

 Property, plant and equipment are carried at cost. Depreciation is calculated using accelerated methods over the recovery period of the assets as follows:

                                            Depreciable
                                               Life
                                          ---------------

 Buildings                                31.5 - 39 years
 Land Improvements                               15 years
 Storage tanks, machinery and equipment       5 - 7 years
 Furniture and fixtures                           5 years

 FEDERAL INCOME TAXES

 The Companies have elected treatment as S Corporations for federal income tax purposes. Accordingly, no provision for federal income taxes is made in the financial statements for the Companies or the Partnerships.

 USE OF ESTIMATES

 The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE 3 - LONG-TERM DEBT

Long-term debt consists of notes payable to banks, which are generally secured by plant and equipment and guaranteed by certain stockholders, bear interest at rates varying from 7.25% to 8.5% and require monthly principal payments for varying periods until 2004. The following is a schedule of future maturities on the notes payable as of December 31, 1996:

                        1997       $  444,988
                        1998          437,199
                        1999          267,275
                        2000          210,751
                        2001          170,965
                     Thereafter       188,650
                                   ----------

                                   $1,719,828
                                   ----------

NOTE 4 - OPERATING LEASES

Certain of the Companies have facility leases with third parties. These are generally secured by the terminal assets. Future minimum payments under the lease terms are as follows:

                        1997       $   91,695
                        1998           91,695
                        1999           34,479
                        2000           19,479
                                   ----------

                                   $  237,348
                                   ==========

Lease expense for 1996 was $97,547.

NOTE 5 - RELATED PARTY TRANSACTIONS

Independent Terminal and Pipeline Company, a joint venture owned directly and indirectly by certain stockholders of the Companies, was paid approximately $1,200,000 in management fees during 1996.

The Companies had $630,000 in non-interest-bearing loans from certain stockholders, which are unsecured and due on demand.

                  INDEPENDENT TERMINAL AND PIPELINE COMPANIES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996



NOTE 6 - SIGNIFICANT CUSTOMERS

During the year ended December 31, 1996, the Companies and Partnerships received the following percentages of their revenues from one, two, three, or four customers, as follows:


Ark City Tank Storage                18%  16%
Border Terminal, Inc.                22%  12%  11%
Brownsville Terminal, Inc.           33%  17%  11%
Evansville Terminal, Inc.            30%  27%  20%
Greenville Terminal, Inc.            40%  34%
Greater Cincinnati Terminal, Inc.    25%  23%  14%
Henderson Terminal, Inc.             41%  18%  18%  10%
Kentuckiana Terminal, Inc.           37%  22%  13%  10%
Louisville Terminal, Inc.            26%  22%  12%
Missouri Terminal, Inc.              48%  43%
Ohio Terminal, Inc.                  39%  18%  15%  12%
Owensboro Terminal Company           44%  23%  22%  11%
Paducah Terminal, Inc.               30%  17%  13%  12%
Riverway Terminal, Inc.              28%  22%  16%  13%
Tejano Terminal, Inc.                98%
Wisconsin Terminal, Inc.             78%  11%  11%

In 1997 the significant customer of Tejano Terminal, Inc. no longer utilized the Company for its terminaling needs.

NOTE 7 - CONTINGENT LIABILITY

The Environmental Protection Agency (EPA) has filed a complaint against Kentuckiana Terminal, Inc. ("Kentuckiana") alleging violations of the Clean Water Act relating to a 1993 spill of toluene. Kentuckiana is currently in negotiations with the Department of Justice representing the EPA to finalize a consent order. In the opinion of management, the maximum damages will not exceed $125,000.

NOTE 8 - SUBSEQUENT EVENT

In November 1997 the ITAPCO Companies were acquired by TransMontaigne Oil Company for $32 million cash, less assumption of an outstanding bank loan of approximately $542,000.

INDEPENDENT TERMINAL AND PIPELINE COMPANIES
COMBINED BALANCE SHEET
NOVEMBER 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

Assets
------

Current assets:
     Cash and cash equivalents                           $    906,267
     Trade accounts receivable                                552,720
     Prepaid expenses and other                                 6,360
                                                         ------------
                                                            1,465,347
                                                         ------------

Property, plant and equipment:
     Land                                                     585,402
     Plant and equipment                                   19,953,504
     Accumulated depreciation                             (14,617,966)
                                                         ------------
                                                            5,920,940
                                                         ------------

Other assets, net                                              29,798
                                                         ------------
                                                         $  7,416,085
                                                         ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
     Trade accounts payable                              $    414,832
     Other liabilities                                        259,357
                                                         ------------
                                                              674,189
                                                         ------------

Long-term debt                                                600,825


Stockholders' equity:
     Common stock                                           1,260,000
     Capital in excess of par value                         3,139,843
     Retained earnings                                      1,741,228
                                                         ------------
                                                            6,141,071
                                                         ------------
                                                         $  7,416,085
                                                         ============

INDEPENDENT TERMINAL AND PIPELINE COMPANIES
COMBINED STATEMENTS OF OPERATIONS
ELEVEN MONTHS ENDED NOVEMBER 30, 1997 AND 1996 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------




                                                                  1997                      1996
                                                         ---------------------       --------------------

Revenue:

     Terminaling service fees and storage                          $10,497,356                  8,684,081

Costs and expenses:

     Direct operating expenses                                       5,333,562                  4,131,991
     Management fees                                                 1,240,000                  1,059,195
     Depreciation and amortization                                   1,577,073                  1,374,121
                                                         ---------------------         ------------------
                                                                     8,150,635                  6,565,307
                                                         ---------------------         ------------------

              Operating income                                       2,346,721                  2,118,774

Other income (expenses):

     Interest income                                                    37,835                     35,225
     Interest expense                                                 (213,655)                  (164,507)
                                                         ---------------------         ------------------
                                                                      (175,820)                  (129,282)
                                                         ---------------------         ------------------

              Net earnings                                         $ 2,170,901                  1,989,492
                                                         =====================         ==================



INDEPENDENT TERMINAL AND PIPELINE COMPANIES
COMBINED STATEMENTS OF CASH FLOWS
ELEVEN MONTHS ENDED NOVEMBER 30, 1997 AND 1996 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                                                                             1997            1996
                                                                                        ------------      ----------
Cash flows from operating activities:
 Net earnings                                                                             $2,170,901       1,989,492
 Adjustments to reconcile net earnings to net
   cash used by operating activities:
    Depreciation and amortization                                                          1,577,073       1,374,121
    Changes in operating assets and liabilities,
     net of noncash activities:
      Trade accounts receivable                                                               25,834        (656,742)
      Prepaid expenses and other                                                              36,008          (9,119)
      Trade accounts payable                                                                 110,079         (86,716)
      Other liabilities                                                                      208,133         219,100
                                                                                        ------------      ----------

        Net cash provided by operating activities                                          4,128,028       2,830,136
                                                                                        ------------      ----------
Cash flows from investing activities:
 Purchases of property, plant and equipment                                               (3,153,402)     (1,147,882)
 Other assets, net                                                                            79,527         (77,502)
                                                                                        ------------      ----------
        Net cash (used) by investing activities                                           (3,073,875)     (1,225,384)
                                                                                        ------------      ----------
Cash flows from financing activities:
 Borrowings of long-term debt, net                                                         1,390,840          74,261
 Common stock issued for cash                                                                125,000          10,000
 Cash distributions to stockholders                                                       (2,370,000)     (1,580,000)
                                                                                        ------------      ----------

        Net cash (used) by financing activities                                             (854,160)     (1,495,739)
                                                                                        ------------      ----------

        Increase in cash and cash equivalents                                                199,993         109,013
Cash and cash equivalents at beginning of period                                             706,274         676,910
                                                                                        ------------      ----------

Cash and cash equivalents at end of period                                               $   906,267         785,923
                                                                                        ============      ==========


Note: During November 1997 Stockholder loans of $3,139,843 were converted to capital in excess of par value.

                  TRANSMONTAINGE OIL COMPANY AND SUBSIDIARIES
               CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION


INTRODUCTION

On November 25, 1997 TRANSMONTAIGNE OIL COMPANY, ("TRANSMONTAIGNE"), through a wholly-owned subsidiary, acquired the common stock of seventeen corporations, known as the "ITAPCO Terminal Corporations", from a common shareholder group, and certain related property and property interests of Independent Terminal and Pipeline Company, a Texas joint venture, from certain individuals in the same group. The acquisition included seventeen bulk liquid storage and distribution terminals located in eight states having total tankage capacity in excess of 3.3 million barrels, handling primarily petroleum products and chemicals together with the related operations of the terminals; seven contracts for providing management consulting services to non-owned bulk liquid storage and distribution terminals, pipelines and related facilities for third parties; and certain other assets including rights, contracts, agreements, manuals, files, charts, receivables, leases, leasehold improvements, vehicles, furniture, fixtures, computers, software and other items directly related to the business and operations of the acquired terminals, contracts and assets.

The purchase price of the common stock of the ITAPCO Terminal Corporations and all related property and property interests acquired was $32,000,000 cash, less assumption by TRANSMONTAIGNE of an outstanding bank loan of $541,686 and accrued interest of $631. The purchase price was established in arms-length negotiation between TRANSMONTAINGE and the selling group. The purchase price was funded by an advance of $22,000,000 from the TRANSMONTAIGNE credit facility at BankBoston and the balance from cash reserves of TRANSMONTAIGNE. TRANSMONTAIGNE intends to continue the prior use of the terminals and other assets acquired. The seventeen ITAPCO Terminal Corporations were merged into a wholly owned subsidiary of TRANSMONTAIGNE effective December 1, 1997. The transaction will be accounted for as a purchase.

The accompanying unaudited condensed combined pro forma balance sheet as of October 31, 1997 assumes that the acquisition of the ITAPCO Terminal Corporations and related property and property interests occurred on October 31, 1997 and reflects the historical consolidated balance sheet of TRANSMONTAIGNE at that date giving pro forma effect to the acquisition of the ITAPCO Terminal Corporations and related property and property interests.

The accompanying unaudited condensed combined pro forma statements of operations for the six months ended October 31, 1997 and the year ended April 30, 1997 assume that the acquisition of the ITAPCO Terminal Corporations and related property and property interests occurred as of May 1, 1996 and combines the historical results of operations of the ITAPCO Terminal Corporations for the six months ended October 31, 1997 and the twelve months ended April 30, 1997, respectively.

The accompanying pro forma information should be read in conjunction with the related historical financial information and is not necessarily indicative of the results which would actually have occurred had this transaction been consummated on the dates or for the periods indicated, or which may occur in the future.

TRANSMONTAIGNE OIL COMPANY
AND SUBSIDIARIES
CONDENSED COMBINED PRO FORMA BALANCE SHEET
OCTOBER 31, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
                                                                                                       Condensed
                                            TransMontaigne               Pro forma adjustments         Combined
                                               historical             ------------------------         Pro forma
                                            October 31, 1997              Debit         Credit      TransMontaigne
                                       ------------------------       ------------   ------------   --------------

ASSETS
------
Current assets:
     Cash and cash equivalents                     $ 45,764,652 1, 2    22,683,000    31,450,000        36,997,652
     Trade accounts receivable                       39,926,328 2          529,000                      40,455,328
     Inventories                                     64,452,354                                         64,452,354
     Deferred tax assets, net                           770,000                                            770,000
     Prepaid expenses and other                       1,770,255 2            6,000                       1,776,255
                                                   ------------        -----------    ----------       -----------
                                                    152,683,589         23,218,000    31,450,000       144,451,589
                                                   ------------        -----------    ----------       -----------

Property, plant and equipment:
     Land                                             1,369,565 2        1,400,000                       2,769,565
     Plant and equipment                            132,208,156 2       29,761,000                     161,969,156
     Accumulated depreciation                       (14,171,962)                                       (14,171,962)
                                                   ------------        -----------    ----------       -----------
                                                    119,405,759         31,161,000             -       150,566,759
                                                   ------------        -----------    ----------       -----------

Investments and other assets:
     Investments                                     15,656,097                                         15,656,097
     Deferred debt issuance costs, net                1,505,427                                          1,505,427
     Other assets, net                                3,158,386 2          144,000                       3,302,386
                                                   ------------        -----------    ----------       -----------
                                                     20,319,910            144,000             -        20,463,910
                                                   ------------        -----------    ----------       -----------
                                                   $292,409,258         54,523,000    31,450,000       315,482,258
                                                    ===========       ============    ===========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
     Trade accounts payable                        $ 29,567,250 2                        305,000        29,872,250
     Inventory due under
          exchange agreements                        11,286,413                                         11,286,413
     Excise taxes payable                             8,287,753                                          8,287,753
     Other accrued liabilities                        4,108,490 2                        218,000         4,326,490
                                                   ------------        -----------    ----------       -----------
                                                     53,249,906                  -       523,000        53,772,906
                                                   ------------        -----------    ----------       -----------

Long-term debt                                       88,964,467 1, 2                  22,550,000       111,514,467

Minority interests                                    5,475,377                                          5,475,377

Stockholders' equity:
     Preferred stock                                          -                                                  -
     Common stock                                       259,144                                            259,144
     Capital in excess of par value                 135,883,800                                        135,883,800
     Retained earnings                                9,276,947                                          9,276,947
     Unearned compensation                             (700,383)                                          (700,383)
                                                   ------------        -----------    ----------       -----------
                                                    144,719,508                  -             -       144,719,508
                                                   ------------        -----------    ----------       -----------
                                                   $292,409,258                  -    23,073,000       315,482,258
                                                   ============        -----------    ----------       ===========
                                                                        54,523,000    54,523,000
                                                                       ===========    ==========

See accompanying notes to condensed combined pro forma financial statements.

TRANSMONTAIGNE OIL COMPANY
AND SUBSIDIARIES
CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------

                                                                 Combined
                                                                  ITAPCO
                                                                 Terminal
                                   TransMontaigne              Corporations                                       Condensed
                                   historical six             historical six       Pro forma adjustments          Combined
                                    months ended               months ended       -----------------------         Pro forma
                                  October 31, 1997           October 31, 1997         Debit       Credit       TransMontaigne
                                  ----------------           ----------------     -----------------------      ----------------
Revenue:
     Product sales,
      pipeline tariffs,
      terminaling fees and
      natural gas gathering
      and processing fees         $1,007,249,077                    6,026,361                                     1,013,275,438

Costs and expenses:
     Product costs and
      direct operating expenses      987,105,135                    2,465,379                                       989,570,514
     General and administrative        5,924,065                      716,025   3                 180,000             6,460,090
     Depreciation and
          amortization                 3,537,188                      888,235   4      600,000                        5,025,423
                                  --------------             ----------------     ------------   --------      ----------------
                                     996,566,388                    4,069,639          600,000    180,000         1,001,056,027
                                  --------------             ----------------     ------------   --------      ----------------

             Operating income         10,682,689                    1,956,722                                        12,219,411

Other income (expenses):
     Interest income                   1,145,584                       29,184                                         1,174,768
     Interest expense                 (3,351,236)                    (137,523)  5      880,000                       (4,368,759)
                                  --------------             ----------------     ------------   --------      ----------------
                                      (2,205,652)                    (108,339)         880,000          -            (3,193,991)
                                  --------------             ----------------     ------------   --------      ----------------

             Earnings before
             income taxes              8,477,037                    1,848,383        1,480,000    180,000             9,025,420

Income tax expense                    (3,070,000)                           -   6      208,000                       (3,278,000)
                                  --------------             ----------------     ------------   --------      ----------------
             Net earnings         $    5,407,037                    1,848,383        1,688,000    180,000             5,747,420
                                  ==============             ================     ============   ========      ================


Weighted average common
          shares outstanding          26,660,155                                                                     26,660,155
                                  ==============                                                               ================
Earnings per common
          share                   $         0.20                                                                           0.22
                                  ==============                                                               ================

See accompanying notes to condensed combined pro forma financial statements.

TRANSMONTAIGNE OIL COMPANY
AND SUBSIDIARIES
CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1997 (UNAUDITED)







                                                     Combined
                                                  ITAPCO Terminal
                              TransMontaigne       Corporations                                          Condensed
                                historical          historical            Pro forma adjustments          Combined
                                year ended          year ended            -----------------------        Pro forma
                              April 30, 1997       April 30, 1997          Debit       Credit          TransMontaigne
                           ------------------  ----------------------    ---------- --------------  ---------------------
Revenue:
 Product sales, pipeline
  tariffs, terminaling
  fees and natural
  gas gathering and
  processing fees            $1,166,664,621             10,497,003                                      1,177,161,624

Costs and expenses:
  Product costs and
   direct operating
   expenses                   1,145,320,892              5,096,757                                      1,150,417,649
  General and
   administrative                 7,987,162              1,274,633 3                     360,000            8,901,795
  Depreciation and
   amortization                   3,455,999              1,498,732 4        1,200,000                       6,154,731
                              -------------           ------------          ---------    -------        -------------
                              1,156,764,053              7,870,122          1,200,000    360,000        1,165,474,175
                              -------------           ------------          ---------    -------        -------------
      Operating income            9,900,568              2,626,881                                         11,687,449

Other income (expenses):
  Interest income                 1,777,441                 42,396                                          1,819,837
  Interest expense               (4,416,149)              (163,922)5        1,760,000                      (6,340,071)
  Other, net                        220,674                      -                                            220,674
                              -------------           ------------          ---------    -------        -------------
                                 (2,418,034)              (121,526)         1,760,000          -           (4,299,560)
                              -------------           ------------          ---------    -------        -------------
      Earnings before
       income taxes               7,482,534              2,505,355          2,960,000    360,000            7,387,889

Income tax benefit                1,688,778                      - 6                      36,000            1,724,778
                              -------------           ------------          ---------    -------        -------------
      Net earnings           $    9,171,312              2,505,355          2,960,000    396,000            9,112,667
                              =============           ============          =========    =======        =============

Weighted average common
  shares outstanding             22,500,984                                                                22,500,984
                              =============                                                             =============
Earnings per common
  share                               $0.41                                                                    0.41
                              =============                                                             =============

See accompanying notes to condensed combined pro forma financial statements.

TRANSMONTAIGNE OIL COMPANY
AND SUBSIDIARIES

NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

--------------------------------------------------------------------------------

(1) BASIS OF PRESENTATION

    On November 25, 1997, TransMontaigne Oil Company (TransMontaigne), through a wholly-owned subsidiary, acquired the common stock of seventeen corporations, known as the "ITAPCO Terminal Corporations", from a common shareholder group, and certain related property and property interests of Independent Terminal and Pipeline Company, a Texas joint venture, from certain individuals in the same group. The transaction is accounted for as a purchase. The purchase price of the common stock of the ITAPCO Terminal Corporations and all the related property and property interests acquired was $32,000,000 cash, less assumption by TransMontaigne of an outstanding bank loan of $541,686 and accrued interest of $631. The purchase price was established in arms-length negotiation between TransMontaigne and the selling group. The purchase price was funded by an advance of $22,000,000 from the TransMontaigne credit facility at BankBoston and the balance from cash reserves of TransMontaigne.

    The condensed combined pro forma balance sheet includes pro forma adjustments to give effect to the acquisition of the ITAPCO Terminal Corporations as of October 31, 1997. The condensed combined pro forma statements of operations include the historical revenue and expenses of the ITAPCO Terminal Corporations for the respective periods presented and adjustments for the pro forma effects of the acquisition.

(2) PRO FORMA ADJUSTMENTS

    The following pro forma adjustments have been made to the balance sheet of TransMontaigne at October 31, 1997 and to the statements of operations for the six months ended October 31, 1997 and for the year ended April 30, 1997:

    1. To record the proceeds from borrowings under the TransMontaigne credit facility at BankBoston.
    2. To record the acquisition of the assets and liabilities of ITAPCO Terminal Corporations by TransMontaigne.
    3. To adjust general and administrative expenses in connection with the acquisition.
    4. To record depreciation expense relating to the purchase of property, plant and equipment.
    5. To record interest expense on the debt incurred to fund the acquisition at an assumed rate of 8%.
    6. To record the income tax on the additional income from the ITAPCO Terminal Corporations, net of pro forma adjustments, at an assumed tax rate of 38%.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, TRANSMONTAIGNE OIL COMPANY has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSMONTAIGNE OIL COMPANY



Date: February 9, 1998             By:  /s/ Richard E. Gathright
                                        ------------------------------
                                        Richard E. Gathright
                                        President